UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 2, 2023

Hawkins, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-7647	41-0771293
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2381 Rosegate,	Roseville,	Minnesota	55113
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s Telephone Number, Including Area Code (612) 331-6910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HWKN	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
At our annual meeting of shareholders held August 2, 2023, the following proposals, each as described in further detail in the definitive proxy statement filed by our company on June 20, 2023, were voted upon by our shareholders as set forth below:

Proposal One – Election of Directors
Our shareholders elected each of the eight nominees to our Board of Directors, based on the following votes:

Director Nominee	For	Withheld	Broker Non-Vote
James A. Faulconbridge	14,491,872	1,459,403	1,927,043
Patrick H. Hawkins	15,573,440	377,835	1,927,043
Yi "Faith" Tang	15,830,151	121,124	1,927,043
Mary J. Schumacher	15,412,694	538,581	1,927,043
Daniel J. Stauber	15,246,625	704,650	1,927,043
James T. Thompson	15,353,674	597,601	1,927,043
Jeffrey L. Wright	15,389,737	561,538	1,927,043
Jeffrey E. Spethmann	15,780,310	170,965	1,927,043

Proposal Two – Vote to Ratify the Appointment of Grant Thornton LLP
Our shareholders ratified the appointment of Grant Thornton LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2024 as disclosed in the above-referenced proxy statement, based on the votes listed below:

For	Against	Abstain	Broker Non-Vote
17,813,559	43,439	21,320	—

Proposal Three – Advisory Vote to Approve Executive Compensation
Our shareholders approved, on an advisory basis, the compensation of our executive officers ("say-on-pay") as disclosed in the above-referenced proxy statement, based on the votes listed below:

For	Against	Abstain	Broker Non-Vote
14,956,381	948,422	46,472	1,927,043

Proposal Four – Advisory Vote to Recommend the Frequency of Votes to Approve Executive Compensation
Our shareholders voted to recommend, on an advisory basis, the frequency of future votes to approve executive compensation ("say-when-on-pay" vote) as disclosed in the above-referenced proxy statement, based on the votes listed below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
14,627,367	16,238	1,299,213	8,457	1,927,043

Based on the voting results, the Board of Directors has determined to include a shareholder vote to approve the executive compensation in its proxy materials on an annual basis.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKINS, INC.

Date: August 3, 2022	By:	/s/ Richard G. Erstad
Richard G. Erstad
Vice President, General Counsel and Secretary